Exhibit 99.1

AeA Classic Financial Conference November 2007 Luke Marusiak Chief Operating Officer Kevin Fairbairn President and CEO Jeff Andreson Chief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Equipment Business Imaging Instrumentation Hard Drive Industry Leading Provider of Media Deposition Equipment Worldwide Ultra-High Productivity System Utilizing Lean Thinking Principles Semiconductor Equipment Industry New Tool Launched July 2007 Addressing Multi $Billion Markets Unique Competitive Solutions Team With Proven Track Record Leader in Enabling, Compact and Cost Effective Digital Optical Products Low-Light Imaging Miniature Raman Instruments Near-Eye Micro-Displays Rapidly Growing Business Addressing $2 Billion Market Now Generating Cash Expanding Product Portfolio Well Positioned for Revenue Breakout on Major Government Programs Intevac Serves Growth Markets

Stacking Up the Value Proposition $147M Cash No Debt Solid Foundation $190M * Annual Sales Generating Cash Established Market Leader $20M Sales in '07est Growing 100% Year-on-Year High Growth Providing 2/3 of the World's Hard Drive Media Deposition Tools Imaging Business Ramping and Newly Profitable Entering New Large Markets Semiconductor Equipment 2007 Product Launch 2008 Tool Qualification Strong Balance Sheet * Average Annual HDD Revenue 2005-2007est. Lean EtchTM Addresses $2B Initial SAM ? $8B Later

Result: Multiple Growth Opportunities Goal: 30% CAGR Actual: 59% CAGR (2002 - 2007 est.) HDD Today 2009 2012 Hard Drive Media Imaging Semiconductor Equipment

Global Presence California & Wyoming Singapore Malaysia China Japan Korea Headquarters in Santa Clara, CA Pilot and Volume Manufacturing in California & Wyoming Volume Manufacturing in Singapore

Equipment Products Business Hard Drive Market Growth Driving Need for More Equipment Hard Drives Per Year 750M Disks Per Year 1200M Assume All Legacy Systems Obsoleted by Next Generation Media Thin Film Systems, e.g., Intevac "200 Lean" 2010 200 Lean Yearly Output 3.5M Disks Intevac Market Share 65% 200 Lean(tm) in 2010 ~ 235 (Production and R&D) Beyond 2010 Annual Disk Growth 200 Lean Shipments 15% 10% 35 23 Hard Disk Drive Market Forecast 2008 - 2010 ~ 125 Additional 200 Leans Required

Expanding Intevac's Served Market Initial Target Dielectric Etch Top CapEx Customer Focus Current Hard Disk Drive Deposition Equipment ~$350 Million SAM Dielectric Etch $2.1B Silicon Etch $0.7B Metal Etch $0.4B Thin Films Future Semiconductor Plasma Process Equipment ~$8 Billion SAM Intevac Others

Semiconductor Customers Want Change "The industry needs a twofold improvement in tool productivity before the advent of the next wafer size" Rick Tsai, TSMC, Industry Strategy Symposium 2006 "No less than a paradigm shift is underway ...which is requiring drastic changes at the tool level" "You can't tell me that when one module in a cluster tool goes down the whole system doesn't go down" Arieh Lev Greenberg, Qimonda, Advanced Semiconductor Manufacturing Conference, 2007 Demand For Productivity Increase is Universal

Addressing Need for Significant Productivity Improvements and Enabling Etch Technology for 45nm and Beyond Designed With "Lean Thinking" Principles Universal Etch System Enabling Technology, Double the Throughput

Configurable to 6 Chambers Dual Transport Modules 200 Wafers/Hour Compact Footprint Unparalleled Service Access "Availability Redundancy" 4 Chambers, Typically 3 Throughput Bottleneck ~100 Wafers/Hour Wasteful of Space Difficult to Service Due to Poor Access Maintenance Requires Complete Shutdown Cluster Tool Lean System New Paradigm in System Architecture 1 2 3 4 1 2 3 4 5 6 Intevac Solution Legacy Issues

Fab Efficiency Comparison Cluster vs. Lean Etch Lean Etch Uses 45% Less Expensive Clean Room Space $$$$ $$ Cluster Fab -- 16 Systems, 376 m2 Lean Fab -- 8 Systems, 208 m2 Assumptions: 5 Etch Passes, 100k WSPM Fab 45% Reduction in Space

Lean Etch: Formula for Success Unique Competitive Product Enabling etch technology for 45nm and beyond Double the throughput 30% Reduction in cost of manufacturing Customers Have Multi Supplier Strategies Focus on Limited Number of Customers Intevac Team Track Record 75% of management have prior semiconductor equipment experience Innovative engineering and technology team Many of today's successful products created and bought to market by Intevac staff at prior companies Used to selling to and supporting largest semiconductor customers Solid Global Business Foundation

Intevac Imaging Business Sensors, Cameras and Systems Capture of Low Light in Ultraviolet, Visible and Near Infra Red Low Power Electronics and Algorithms for Image Enhancement Near Eye High Resolution Micro-Displays Real Time, Non Destructive Chemical Analysis Enabling, Compact and Cost Effective Digital-Optical Products

Imaging Expansion Strategy Sensors Cameras Growth and Profits ¬ 2004 2005 2008 (r) Systems 2007 DeltaNu Creative Display Systems Technology Incubation Phase Productization & Acquisition Phase Serving $2Billion Market

Low Light Products NIGHT VISION SYSTEMS Intevac Solution Used for 1st Major Deployment (NATO Country) U.S. Army - Engaged on Multi Fronts LIVAR CAMERAS Laser-Illuminated Viewing and Ranging Cost Effective and Long Range (many miles) Qualifying on Multiple Programs Potential Sales of > $100M Over Ten Years LOW LIGHT CAMERAS High Sensitivity Ultraviolet - Near Infra Red Spectroscopy, Microscopy, Medical, Astronomy Very High-Sensitivity High Data Rate INTENSIFIED PHOTODIODES

Image-Guided Surgery Vision Systems Binocular Training Viewer Portable Ultrasound Viewer Creative Display Systems Products MEDICAL TRAINING & SIMULATION VETERINARIAN MILITARY

Table-Top Raman Systems Chemical Analysis Remote Stand-off Raman Chemical Biological Hazard Detection Point-of-Care Health Diagnostics DeltaNu Products Microscope- Mounted Raman Systems Biological Research Drug Development PHYSICAL SCIENCES LIFE SCIENCES MEDICAL INDUSTRIAL AND MILITARY

Business Model Trends and Goals Revenue ($M) Long Term Goal Improvement Initiatives 2005 2006 2007 Est. 1 Gross Margin Operating Expense Other Income Profit Before Tax 32% 39% >45% Imaging Products and Semiconductor Equipment Margin Increase Asia Manufacturing Expansion 21% 20% <25% 1% 1% 3% 12% 20% > 20% Lean Thinking Business Principles Consistently eliminate waste Reduce cycle times 1 Based Upon November 1, 2007 Conference Call 137 260 212-215 43%- 44% 32%-33% 13%-15%

Investment Rationale Significant Growth Opportunities Growth in Digital Storage Requires Continued Capacity Additions Entering Large Semiconductor Equipment Market Imaging Instrumentation Products Ramping Team with Proven Track Record Developing and Managing Global Billion Dollar Businesses Developing Advanced Equipment and Imaging Solutions Marketing to Industry Leaders Grew Business by 616% Since 2003 Attractive Value Proposition Generating Profits and Cash while Investing in Future Growth $6.64 Per Share in Cash and Investments Semiconductor and Imaging Investments Offer Opportunity for Future Enhanced Valuations

AeA Classic Financial Conference November 2007 Luke Marusiak Chief Operating Officer Kevin Fairbairn President and CEO Jeff Andreson Chief Financial Officer